  As filed with the Securities and Exchange Commission on September 21, 2000.

                                                 Registration No. 333-46172

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              Amendment No. 1

                                    to
                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                 NOVISTAR, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    7374                   76-0576212
      (State or other          (Primary Standard         (I.R.S. Employer
      jurisdiction of             Industrial            Identification No.)
     incorporation or         Classification Code
       organization)                Number)

                             1331 Lamar, Suite 1650
                              Houston, Texas 77010
                                 (713) 652-4995
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                John V. Sobchak
                             1331 Lamar, Suite 1650
                              Houston, Texas 77010
                           Telephone: (713) 756-1780
                            Telecopy: (713) 756-1744
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                   Copies to:

          George G. Young III                      Richard J. Wilkie
         Haynes and Boone, LLP                      Howard B. Hacker
   1000 Louisiana Street, Suite 4300                Kristy T. Harlan
          Houston, Texas 77002             Akin, Gump, Strauss, Hauer & Feld,
       Telephone: (713) 547-2081                         L.L.P.
        Telecopy: (713) 547-2600            1900 Pennzoil Place, South Tower
                                                  711 Louisiana Street
                                                  Houston, Texas 77002
                                               Telephone: (713) 220-5800
                                                Telecopy: (713) 236-0822

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [_]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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


The Registrant filed a Registration Statement on Form S-1 (SEC File No. 333-46172) on September 20, 2000. Incorrect documents were filed as Exhibits 10.19 and 10.20. This Amendment No. 1 is filed for the purpose of filing the correct Exhibits 10.19 and 10.20

                                  PART II

Item 16. Exhibits and Financial Statement Schedules

(a) Exhibits

    Exhibit
    Number   Description
    -------  ------------------------------------------------------------------
   (1)       Underwriting Agreement
         1.1 Form of Underwriting Agreement*
   (3)       Articles of Incorporation and By-laws
         3.1 Certificate of Incorporation(1)
         3.2 Certificate of Amendment to Certificate of Incorporation dated
             February 17, 2000(1)
         3.3 Certificate of Amendment to Certificate of Incorporation dated
             September 7, 2000(1)
         3.4 Certificate of Designation for Series A Preferred Stock dated
             February 18, 2000(1)
         3.5 Amended and Restated Bylaws(1)

   (4) Instruments defining the rights of security holders, including indentures
         4.1 Form of Common Stock Certificate*
   (5)       Opinion regarding legality
         5.1 Opinion of Haynes and Boone, LLP*

   (10)      Material Contracts
        10.1 Asset Purchase Agreement between Oracle Corporation and Novistar,
             Inc. dated February 16, 2000(1)
        10.2 Stockholders Agreement among Oracle Corporation, Torch Energy
             Advisors Incorporated and Novistar, Inc. dated February 18,
             2000(1)
        10.3 Oracle Alliance Agreement, including Amendment One, between Oracle
             Corporation and Novistar, Inc. effective February 18, 2000(1)
        10.4 Full Use Sublicense Addendum, including Amendment One, between
             Oracle Corporation and Novistar, Inc. effective February 18,
             2000(1)
        10.5 Software License and Services Agreement, including Amendment One, between Oracle Corporation and Novistar, Inc. effective February
             18, 2000(1)
        10.6 Sales Addendum between Oracle Corporation and Novistar, Inc. dated
             February 18, 2000(1)
        10.7 Amendment Two to the Order Form between Oracle Corporation and
             Torch Energy Advisors Incorporated effective February 18, 2000(1)
        10.8 Master Services Agreement between Bellwether Exploration Company and Torch Operating Company, Torch Energy Marketing, Inc., Torch
             Energy Advisors Incorporated and Novistar, Inc. effective October
             1, 1999*

    Exhibit
     Number   Description
    -------   -----------------------------------------------------------------
         10.9 Oil and Gas Administrative Services Agreement between Novistar,
              Inc. and Bellwether Exploration Company effective October 1,
              1999*
        10.10 Master Services Agreement among Nuevo Energy Company and Torch
              Energy Advisors Incorporated, Torch Operating Company, Torch
              Energy Marketing, Inc. and Novistar, Inc. effective as of January
              1, 1999*
        10.11 Oil and Gas Administration Services Agreement between Nuevo
              Energy Company and Novistar, Inc. effective as of January 1,
              1999*
        10.12 Support Services Agreement between Torch Energy Advisors
              Incorporated and Novistar, Inc. dated January 1, 2000*
        10.13 Information Management and Accounting Services Agreement between
              Novistar, Inc. and Torch Energy Advisors Incorporated effective
              January 1, 2000*
        10.14 Natural Gas Marketing Services Agreement between Nuevo Energy
              Company and Torch Energy Marketing, Inc. effective as of January
              1, 1999*
        10.15 Crude Oil Marketing Services Agreement between Nuevo Energy
              Company and Torch Energy Marketing, Inc. effective as of January
              1, 1999*
        10.16 Crude Oil and Natural Gas Marketing Services Agreement between
              Bellwether Exploration Company and Torch Energy Marketing, Inc.
              effective as of October 1, 1999*
        10.17 1999 Stock Option Plan dated May 1, 1999(1)
        10.18 Senior Subordinated Promissory Note to Oracle Corporation dated
              February 18, 2000(1)
        10.19 Senior Subordinated Promissory Note to Torch Energy Advisors
              dated February 18, 2000
        10.20 Senior Subordinated Revolving Promissory Note to Torch Energy
              Advisors Incorporated dated February 16, 2000

   (21)       Subsidiaries of the Registrant
         21.1 Subsidiaries(1)

   (23)       Consents of Experts and Counsel
         23.1 Consent of Haynes and Boone, LLP (included in Exhibit 5.1)*
         23.2 Consent of Ernst & Young LLP

   (24)       Power of Attorney
         24.1 Powers of Attorney(1)

   (27)       Financial Data Schedule
         27.1 Financial Data Schedule(1)

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*  To be filed by amendment.

(1) Previously filed.

(b) Financial Statement Schedules

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas on September 21, 2000

                                          NOVISTAR, INC.

                                          By: /s/ John V. Sobchak
                                             ----------------------------------

                                             John V. Sobchak

                                             Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has had been signed by the following persons in the capacities and on the dates indicated:

              Signature                          Title                   Date
              ---------                          -----                   ----

          /s/ Thomas M. Ray*           President, Chief Executive September 21, 2000
______________________________________  Officer and Chairman
            Thomas M. Ray               (principal executive
                                        officer)

         /s/ John V. Sobchak           Chief Financial Officer    September 21, 2000
______________________________________  (principal financial and
           John V. Sobchak              accounting officer)

        /s/ Michael B. Smith*          Director                   September 21, 2000
______________________________________
           Michael B. Smith

           /s/ J. P. Bryan*            Director                   September 21, 2000
______________________________________
             J. P. Bryan

          /s/ Frost Cochran*           Director                   September 21, 2000
______________________________________
            Frost Cochran

           /s/ Ian Thacker*            Director                   September 21, 2000
______________________________________
             Ian Thacker

    /s/ John V. Sobchak                                           September 21, 2000
*By: _________________________________
       John V. Sobchak
       Attorney-in-Fact

                                 EXHIBIT INDEX

    Exhibit
     Number   Description
    -------   -----------------------------------------------------------------
   (1)        Underwriting Agreement
          1.1 Form of Underwriting Agreement*
   (3)        Articles of Incorporation and By-laws
          3.1 Certificate of Incorporation(1)
          3.2 Certificate of Amendment to Certificate of Incorporation dated
              February 17, 2000(1)
          3.3 Certificate of Amendment to Certificate of Incorporation dated
              September 7, 2000(1)
          3.4 Certificate of Designation for Series A Preferred Stock dated
              February 18, 2000(1)
          3.5 Amended and Restated Bylaws(1)

   (4) Instruments defining the rights of security holders, including indentures
          4.1 Form of Common Stock Certificate*
   (5)        Opinion regarding legality
          5.1 Opinion of Haynes and Boone, LLP*

   (10)       Material Contracts
         10.1 Asset Purchase Agreement between Oracle Corporation and Novistar,
              Inc. dated February 16, 2000(1)
         10.2 Stockholders Agreement among Oracle Corporation, Torch Energy
              Advisors Incorporated and Novistar, Inc. dated February 18,
              2000(1)
         10.3 Oracle Alliance Agreement, including Amendment One, between
              Oracle Corporation and Novistar, Inc. effective February 18,
              2000(1)
         10.4 Full Use Sublicense Addendum, including Amendment One, between
              Oracle Corporation and Novistar, Inc. effective February 18,
              2000(1)
         10.5 Software License and Services Agreement, including Amendment One, between Oracle Corporation and Novistar, Inc. effective February
              18, 2000(1)
         10.6 Sales Addendum between Oracle Corporation and Novistar, Inc.
              dated February 18, 2000(1)
         10.7 Amendment Two to the Order Form between Oracle Corporation and
              Torch Energy Advisors Incorporated effective February 18, 2000(1)
         10.8 Master Services Agreement between Bellwether Exploration Company and Torch Operating Company, Torch Energy Marketing, Inc., Torch
              Energy Advisors Incorporated and Novistar, Inc. effective October
              1, 1999*
         10.9 Oil and Gas Administrative Services Agreement between Novistar,
              Inc. and Bellwether Exploration Company effective October 1,
              1999*
        10.10 Master Services Agreement among Nuevo Energy Company and Torch
              Energy Advisors Incorporated, Torch Operating Company, Torch
              Energy Marketing, Inc. and Novistar, Inc. effective as of January
              1, 1999*
        10.11 Oil and Gas Administration Services Agreement between Nuevo
              Energy Company and Novistar, Inc. effective as of January 1,
              1999*

    Exhibit
     Number   Description
    -------   ----------------------------------------------------------------
        10.12 Support Services Agreement between Torch Energy Advisors
              Incorporated and Novistar, Inc. dated January 1, 2000*
        10.13 Information Management and Accounting Services Agreement between
              Novistar, Inc. and Torch Energy Advisors Incorporated effective
              January 1, 2000*
        10.14 Natural Gas Marketing Services Agreement between Nuevo Energy
              Company and Torch Energy Marketing, Inc. effective as of January
              1, 1999*
        10.15 Crude Oil Marketing Services Agreement between Nuevo Energy
              Company and Torch Energy Marketing, Inc. effective as of January
              1, 1999*
        10.16 Crude Oil and Natural Gas Marketing Services Agreement between
              Bellwether Exploration Company and Torch Energy Marketing, Inc.
              effective as of October 1, 1999*
        10.17 1999 Stock Option Plan dated May 1, 1999(1)
        10.18 Senior Subordinated Promissory Note to Oracle Corporation dated
              February 18, 2000(1)
        10.19 Senior Subordinated Promissory Note to Torch Energy Advisors
              dated February 18, 2000
        10.20 Senior Subordinated Revolving Promissory Note to Torch Energy
              Advisors Incorporated dated February 16, 2000

   (21)       Subsidiaries of the Registrant
         21.1 Subsidiaries(1)

   (23)       Consents of Experts and Counsel
         23.1 Consent of Haynes and Boone, LLP (included in Exhibit 5.1)*
         23.2 Consent of Ernst & Young LLP

   (24)       Power of Attorney
         24.1 Powers of Attorney(1)

   (27)       Financial Data Schedule
         27.1 Financial Data Schedule(1)

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*  To be filed by amendment.

(1) Previously filed.